SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                               _______________

                                   FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d)
                                    OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               _______________

     Date of Report (date of earliest event reported):  December 11, 2001
                               _______________

                       TESSA COMPLETE HEALTH CARE, INC.
            (Exact name of registrant as specified in its charter)


            Georgia                     0-21099                 58-0975098
 ----------------------------   ------------------------     ----------------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                35 Fulford Ave., Suite 101, Bel Air, MD 21014
                   (Address of principal executive offices)


                 (410) 893-0134 / (410) 893-6373 (Facsimile)
     (Registrant's telephone and facsimile numbers, including area code)

  ________________________________________________________________________

  ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

       Not Applicable.


  ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       Not Applicable.


  ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

       Not Applicable.


  ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       Not Applicable.


  ITEM 5.   OTHER EVENTS

       The Company's Board of Directors have duly elected that effective as of the opening of business on December 12, 2001, and with respect to all shareholders of record as the close of business on December 11, 2001, the Company's issued and outstanding shares are reverse split on a 1 for 200 basis. In connection therewith, each 200 shares of the Company's $0.02 par value common stock outstanding immediately prior to the reverse split shall become one share of the Company's $0.02 par value common stock immediately after the reverse split.

       Adjustments to the corporate financial statements to reflect the reverse split are expected to be minimal. The immediate effect in the market of this amendment to the Company's charter is expected to be an increase in the trading price per share and a decrease in the total number of post-amendment shares outstanding in the same proportion as the multiplier chosen by the Board for the reverse split, not in excess of two hundred (200). The exercise price of outstanding warrants and options to purchase Common Stock would be automatically adjusted accordingly, as well as the conversion price for outstanding preferred stock and debentures convertible into Common Stock, if any.

       The Company's Common Stock is currently listed on the NASDAQ Over the Counter Bulletin Board Stock Exchange ("OTCBB"). In connection with the reverse split, the Company's stock symbol has changed to "TSSO" from "TSSA". Management believes that above mentioned reverse split is in the best interests of the Company's shareholders and may better enable the Company to achieve its operational plans for proceeding forward in that the reverse split could enhance the Company regarding merger and/or acquisition matters, reduce the amount of outstanding shares to an amount more comparable to entities similar in size and enhance liquidity.

       In connection with the above mentioned actions, there can be no assurance that the reverse split as described above will accomplish any of the foregoing, nor can there be no assurance that the Company will not need to take similar efforts in the future.


  ITEM 6.   CHANGE OF REGISTRANT'S DIRECTORS AND MANAGEMENT

       Not Applicable.


  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements.  Not Applicable.

       (b)  Pro Forma Financial Statements.  Not Applicable.

            Exhibits.


  ITEM 8.   CHANGE IN FISCAL YEAR.

       Not Applicable.

 SIGNATURES

       Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TESSA COMPLETE HEALTH CARE, INC.

  Date:  December 11, 2001      By:  /s/  Brian Regan, DC
                                          --------------------------------
                                          Brian Regan, DC, President & CEO